AMERICAN GENERAL LIFE INSURANCE COMPANY
                                 SEPARATE ACCOUNT I
                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
                        SUPPLEMENT DATED MARCH 27, 2019
                                      TO
                              CONTRACT PROSPECTUS,
                                AS SUPPLEMENTED



      Effective March 27, 2019, American General Life Insurance Company is amending its Contract prospectus for the sole purpose of describing a change in the availability of the Vanguard(R) PRIMECAP Fund (the "Fund") as an investment option under the Contracts.

      At the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern Time) on or about May 28, 2019, the Fund will no longer be offered as an investment option under the Contracts.

      If you have any questions, please contact Group Annuity Administration at 1-877-299-1724.